UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 11, 2024

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Main Street, Chatham, New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (862) 904-8182

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANTORY NOTE

The purpose of this Amendment No. 1 to the Current Report on Form 8-K filed by Tonix Pharmaceuticals Holding Corp. (the “Company”) on June 13, 2024 (the "Original 8-K"), is solely to replace the Exhibit 5.2 opinion filed therewith which was inadvertently filed with the Exhibit 5.2 opinion filed below. The correct opinion is filed as Exhibit 5.2 hereto and supersedes and replaces in its entirety the opinion filed as Exhibit 5.2 to the Original 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.
	1.01	Placement Agency Agreement, dated June 12, 2024, between Tonix Pharmaceuticals Holding Corp. and Dawson James Securities Inc. (incorporated by reference to Exhibit 1.01 to the Company’s Current Report on Form 8-K filed on June 13, 2024)
	4.01	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.01 to the Company’s Current Report on Form 8-K filed on June 13, 2024)
	4.02	Warrant Agent Agreement, dated June 13, 2024, between Tonix Pharmaceuticals Holding Corp. and VStock Transfer (incorporated by reference to Exhibit 4.02 to the Company’s Current Report on Form 8-K filed on June 13, 2024)
	5.01	Opinion of Brownstein Hyatt Farber Schreck, LLP (incorporated by reference to Exhibit 5.01 to the Company’s Current Report on Form 8-K filed on June 13, 2024)
	5.02	Opinion of Lowenstein Sandler LLP
	23.01	Consent of Brownstein Hyatt Farber Schreck, LLP (incorporated by reference to Exhibit 23.01 to the Company’s Current Report on Form 8-K filed on June 13, 2024)
	23.02	Consent of Lowenstein Sandler LLP (contained in Exhibit 5.02)
	99.01	Press Release, dated June 11, 2024 (incorporated by reference to Exhibit 99.01 to the Company’s Current Report on Form 8-K filed on June 13, 2024)
	99.02	Press Release, dated June 12, 2024 (incorporated by reference to Exhibit 99.02 to the Company’s Current Report on Form 8-K filed on June 13, 2024)
	99.03	Press Release, dated June 13, 2024 (incorporated by reference to Exhibit 99.03 to the Company’s Current Report on Form 8-K filed on June 13, 2024)
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: June 14, 2024	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer